                                                                   Exhibit 10.62
                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF VIRGINIA
                              Alexandria Division

                                       )     Chapter 11 Cases
In re:                                 )
                                       )     Case Nos. 02-80125, 02-80126
MOTIENT CORPORATION,                   )               02-80128 and 02-80129-RGM
et al.,                                )
                                       )
                  Debtors.             )     Jointly Administered

                 DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION
                    UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

McGUIREWOODS LLP
Attorneys for the Debtors,
as Debtors and Debtors in Possession
One James Center
901 East Cary Street
Richmond, Virginia 23219
(804) 775-1000
Dated:   February 27, 2002

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                               TABLE OF CONTENTS

                                                                            Page
SECTION 1.       DEFINITIONS AND INTERPRETATION................................1
       1.1.       510(c) Claim.................................................1
       1.2.       Administrative Bar Date......................................1
       1.3.       Administrative Expense Claim.................................1
       1.4.       ADR Procedures...............................................1
       1.5.       Allowed......................................................1
       1.6.       Amended Bylaws...............................................2
       1.7.       Amended Certificate of Incorporation.........................2
       1.8.       Avaya Financial Services Capital Equipment Lease.............2
       1.9.       Bankruptcy Code..............................................2
       1.10.      Bankruptcy Court.............................................2
       1.11.      Bankruptcy Rules.............................................2
       1.12.      Bar Date.....................................................2
       1.13.      Bar Date Order...............................................2
       1.14.      Boeing Satellite.............................................2
       1.15.      Boeing Satellite Claim.......................................2
       1.16.      Business Day.................................................2
       1.17.      Case.........................................................3
       1.18.      Cash.........................................................3
       1.19.      Change of Control Agreement..................................3
       1.20.      Chase Securities.............................................3
       1.21.      Chase Securities Claim.......................................3
       1.22.      Claim........................................................3

       1.23.      Class........................................................3
       1.24.      Commencement Date............................................3
       1.25.      Communications...............................................3
       1.26.      Compaq Financial Services Capital Equipment Lease............3
       1.27.      Confirmation Date............................................3
       1.28.      Confirmation Hearing.........................................3
       1.29.      Confirmation Order...........................................3
       1.30.      Creditor Plan Securities.....................................3
       1.31.      Creditors' Committee.........................................4
       1.32.      Debtors......................................................4
       1.33.      Disbursing Agent.............................................4
       1.34.      Disclosure Statement.........................................4
       1.35.      Disputed Claim...............................................4
       1.36.      Distribution Record Date.....................................4
       1.37.      Effective Date...............................................4
       1.38.      Employee Incentive Plan......................................4
       1.39.      Employee Incentive Plan Securities...........................4
       1.40.      Equity Interest..............................................4
       1.41.      Estates......................................................4
       1.42.      Existing Securities Law Claims...............................4
       1.43.      Fee Claim....................................................4
       1.44.      Final Order..................................................5
       1.45.      Holdings.....................................................5
       1.46.      Indenture Trustee............................................5

       1.47.      Informal Committee...........................................5
       1.48.      Insured Claim................................................5
       1.49.      Interdebtor Claim............................................5
       1.50.      Motient......................................................5
       1.51.      Motorola.....................................................5
       1.52.      Motorola's Secured Claim.....................................5
       1.53.      MSV..........................................................5
       1.54.      New Motient Common Stock.....................................5
       1.55.      Newco........................................................5
       1.56.      Old Motient Equity Plan Securities...........................5
       1.57.      Old Motient Equity Warrant Agreement.........................6
       1.58.      Old Motient Equity Warrants..................................6
       1.59.      Other Secured Claim..........................................6
       1.60.      Other Unsecured Claim........................................6
       1.61.      Person.......................................................6
       1.62.      Plan.........................................................6
       1.63.      Plan Documents...............................................6
       1.64.      Plan of Reorganization.......................................6
       1.65.      Plan Securities..............................................6
       1.66.      Plan Supplement..............................................6
       1.67.      Priority Non-Tax Claim.......................................6
       1.68.      Priority Tax Claim...........................................6
       1.69.      Professional Equity..........................................7
       1.70.      Professional Plan Securities.................................7

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
       1.71.      Rare Medium..................................................7
       1.72.      Rare Medium Claim............................................7
       1.73.      Registration Rights Agreement................................7
       1.74.      Remaining 2001 Bonus Plan ...................................7
       1.75.      Reorganization Cases.........................................7
       1.76.      Reorganized Company .........................................7
       1.77.      Reorganized Debtors..........................................7
       1.78.      Reorganized Motient..........................................7
       1.79.      Representative...............................................7
       1.80.      Retention Bonuses............................................7
       1.81.      Schedules....................................................7
       1.82.      Secured Claim................................................8
       1.83.      Senior Indebtedness Claims...................................8
       1.84.      Senior Indebtedness Note.....................................8
       1.85.      Senior Note Claim............................................8
       1.86.      Senior Note Distribution.....................................8
       1.87.      Senior Note Indenture........................................8
       1.88.      Senior Notes.................................................8
       1.89.      Services.....................................................8
       1.90.      Subsidiary Debtors...........................................8
       1.91.      Trade Claims.................................................8
       1.92.      Unsecured Claim..............................................8
       1.93.      Ventures.....................................................8
       1.94.      Voting Agent ................................................8

       1.95.      Voting Classes...............................................8
       1.96.      Voting Procedures Order .....................................8

SECTION 2.       ADMINISTRATIVE EXPENSE CLAIMS, FEE CLAIMS AND PRIORITY TAX C
                 CLAIMS........................................................9
       2.1.       Administrative Expense Claims................................9
       2.2.       Bar Date for Administrative Expense Claims...................9
       2.3.       Fee Claims..................................................10
       2.4.       Priority Tax Claims.........................................10

SECTION 3.       CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS................10
       3.1.       Subclasses for Class 1, Class 6 and Class 8.................11

SECTION 4.       TREATMENT OF CLAIMS AND EQUITY INTERESTS.....................11
       4.1.       Secured Claims (Class 1)....................................11
       4.2.       Priority Non-Tax Claims (Class 2)...........................12
       4.3.       Senior Note Claims (Class 3)................................12
       4.4.       Trade Claims (Class 4)......................................13
       4.5.       Senior Indebtedness Claims (Class 5)........................13
       4.6.       Other Unsecured Claims (Class 6)............................13
       4.7.       Interdebtor Claims (Class 7)................................14
       4.8.       Motient Equity (Class 8)....................................14
       4.9.       Equity Interests in Holdings, Communications and
                  Services (Class 9)..........................................14
       4.10.      Existing Securities Law Claims (Class 10)...................14
       4.11.      510(c) Claims (Class 11)....................................15

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
SECTION 5.       MEANS FOR IMPLEMENTATION.....................................15
       5.1.       Waiver of Subordination.....................................15
       5.2.       Employee Incentive Plan.....................................15
       5.3.       Remaining 2001 Bonus Plan...................................15
       5.4.       Cancellation of Existing Securities and Agreements..........15
       5.5.       Release of Liens............................................15
       5.6.       Board of Directors..........................................16
       5.7.       Corporate Action............................................16
       5.8.       Authorization and Issuance of Plan Securities...............17
       5.9.       Change of Control Agreements................................17
       5.10.      Retention Bonuses...........................................17
       5.11.      Registration Rights Agreement...............................17
       5.12.      Issuance of New Equity in Holdings, Communications
                  and Services................................................17
       5.13.      Corporate Mergers and Consolidations........................17
       5.14.      Newco.......................................................18

SECTION 6.       DISTRIBUTIONS................................................18
       6.1.       Distribution Record Date....................................18
       6.2.       Date of Distributions.......................................18
       6.3.       Satisfaction of Claims......................................18
       6.4.       Disbursing Agent............................................18
       6.5.       Rights and Powers of Disbursing Agent.......................18
       6.6.       Surrender of Instruments....................................19

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
       6.7.       Delivery of Distributions...................................19
       6.8.       Distribution of Creditor Plan Securities....................19
       6.9.       Manner of Payment Under Plan of Reorganization..............20
       6.10.      Fractional Shares and Fractional Warrants...................20
       6.11.      Exemption from Securities Laws..............................20
       6.12.      Compromise of Controversies.................................20

SECTION 7.       PROCEDURES FOR DISPUTED CLAIMS...............................21
       7.1.       Objections to Claims........................................21
       7.2.       Payments and Distributions with Respect to Disputed Claims..21
       7.3.       Preservation of Insurance...................................21
       7.4.       Distributions After Allowance...............................22
       7.5.       No Recourse.................................................22

SECTION 8.       EXECUTORY CONTRACTS AND UNEXPIRED LEASES.....................22
       8.1.       General Treatment...........................................22
       8.2.       Cure of Defaults............................................22
       8.3.       Rejection Claims............................................23
       8.4.       Survival of the Debtors' Corporate Indemnities..............23

SECTION 9.       CONDITIONS PRECEDENT TO THE EFFECTIVE DATE...................23
       9.1.       Conditions Precedent........................................23
       9.2.       Waiver of Conditions Precedent..............................23

SECTION 10.      EFFECT OF CONFIRMATION.......................................24
       10.1.      Vesting of Assets...........................................24

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
       10.2.      Discharge of Claims and Termination of Equity Interests.....24
       10.3.      Discharge of Debtors........................................24
       10.4.      Term of Injunctions or Stays................................25
       10.5.      Injunction Against Interference With Plan...................25
       10.6.      Exculpation.................................................25
       10.7.      Release of Claims...........................................25
       10.8.      Injunction..................................................25
       10.9.      Retention of Causes of Action/Reservation of Rights.........26

SECTION 11.      RETENTION OF JURISDICTION....................................26

SECTION 12.      MISCELLANEOUS PROVISIONS.....................................28
       12.1.      Exemption from Certain Transfer Taxes.......................28
       12.2.      Essential Trade Creditor and Other Payments.................28
       12.3.      Dissolution of Creditors' Committee.........................28
       12.4.      Substantial Consummation....................................28
       12.5.      Amendments..................................................28
       12.6.      Revocation or Withdrawal of the Plan........................29
       12.7.      Cramdown....................................................29
       12.8.      Confirmation Order..........................................29
       12.9.      Severability................................................29
       12.10.     Governing Law...............................................29
       12.11.     Time........................................................29
       12.12.     Notices.....................................................29

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                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF VIRGINIA
                              Alexandria Division

                                      )     Chapter 11 Cases In re:
In re:                                )
                                      )     Case Nos. 02-80125, 02-80126
MOTIENT CORPORATION,                  )               02-80128 and 02-80129-RGM
et al.,                               )
                                      )
                  Debtors.            )     Jointly Administered

                  DEBTORS' AMENDED JOINT PLAN OF REORGANIZATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE

     Motient Corporation, Motient Holdings Inc., Motient Communications Inc. and Motient Services Inc., the above-captioned debtors and debtors in possession, propose the following amended joint plan of reorganization, pursuant to section 1121(a) of title 11 of the United States Code:

SECTION 1.        DEFINITIONS AND INTERPRETATION

A.       Definitions.

                  The following terms shall have the respective meanings set forth below (such meanings to be equally applicable to both the singular and plural):

1.1. 510(c) Claim means any Claim against a Debtor subject to subordination pursuant to section 510(c) of the Bankruptcy Code.

1.2. Administrative Bar Date means the date fixed pursuant to section 2.2 of the Plan by which all Persons asserting certain Administrative Expense Claims

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arising before the Effective Date must have filed proofs of such Administrative
Expense Claims or requests for payment of such Administrative Expense Claims or be forever barred from asserting such Claims against the Debtors, the Estates or the Reorganized Debtors or their property, or such other date by which any such Claim must be filed as may be fixed by order of the Bankruptcy Court.

1.3. Administrative Expense Claim means any right to payment constituting a cost or expense of administration of any of the Reorganization Cases (other than a Fee Claim) allowed under sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, any actual and necessary costs and expenses of preserving one or more of the Debtors' Estates, any actual and necessary costs and expenses of operating one or more of the Debtors' businesses, and any fees or charges assessed against one or more of the Estates of the Debtors under section 1930 of chapter 123 of title 28 of the United States Code.

1.4. ADR Procedures means the alternative dispute resolution procedures that are set forth in the Plan Supplement.

1.5. Allowed means, with reference to any Claim that is not subject to disallowance pursuant to section 502(d) of the Bankruptcy Code: (i) any Claim against any Debtor which has been listed by such Debtor in the Schedules as liquidated in amount and not disputed or contingent and for which no contrary or inconsistent proof of claim has been filed; (ii) any Claim proof of which was filed within the applicable period of limitations fixed by the Bankruptcy Court
(a) as to which no objection to allowance has been interposed prior to the deadline by which such objections must be filed in accordance with section 7.1 hereof or such other applicable period of limitation fixed by the Bankruptcy

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Code, the Bankruptcy Rules, or the Bankruptcy Court and as to which such deadline has expired, or (b) as to which an objection has been filed and not withdrawn and such objection has been determined by a Final Order (but only to the extent such objection has been overruled); (iii) any Claim which is not a Disputed Claim; or (iv) any Claim allowed pursuant to the terms of the Plan. Unless otherwise specified herein or by order of the Bankruptcy Court, Allowed Claims (including Allowed Administrative Expense Claims) shall not, for any purpose under the Plan, include interest on such Administrative Expense Claims or Claims on or after the Commencement Date.

1.6. Amended Bylaws means the Amended and Restated Bylaws of Reorganized Motient that are set forth in the Plan Supplement.

1.7. Amended Certificate of Incorporation means the Restated Certificate of Incorporation of Reorganized Motient that is set forth in the Plan Supplement.

1.8. Avaya Financial Services Capital Equipment Lease means that certain Equipment and Services Agreement dated September 8, 2000 between Avaya Financial Services (formerly Newcourt Financial) and Motient.

1.9. Bankruptcy Code means title 11 of the United States Code, as amended from time to time, as applicable to the Reorganization Cases.

1.10. Bankruptcy Court means the United States Bankruptcy Court for the Eastern District of Virginia, or any other court exercising competent jurisdiction over the Reorganization Cases or any proceeding therein.

1.11. Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure, as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, as amended from time to time, applicable to the

                                    Page 12
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Reorganization Cases, and any Local Rules of the Bankruptcy Court.

1.12. Bar Date means March 1, 2002, or such other date as may be fixed in the Bar Date Order by which all Persons asserting Claims arising before the Commencement Date must have filed proofs of such Claims or be forever barred from asserting such Claims against the Debtors or the Estates, or such other date by which any such Claim must be filed as may be fixed by order of the Bankruptcy Court.

1.13. Bar Date Order means the order(s) entered by the Bankruptcy Court establishing the respective Bar Date(s).

1.14. Boeing Satellite means Boeing Satellite Systems, Inc.

1.15. Boeing Satellite Claim means any Claims of Boeing Satellite against Services or any of the other Debtors including, without limitation, any Claims relating to the MSAT Spacecraft Contract dated December 10, 1990.

1.16. Business Day means any day other than a Saturday, a Sunday, or any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order.

1.17. Case means the Chapter 11 case filed on January 10, 2002 by each of the Debtors.

1.18. Cash means legal tender of the United States of America or a cash equivalent.

1.19. Change of Control Agreement means the Change of Control Agreement set forth in the Plan Supplement pursuant to which those members of the Reorganized Debtors' senior management that are included on a list filed with the Plan Supplement will be eligible to receive one (1) year of their annual base

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salary (excluding cash bonus) in the event that both (x) a "Change of Control"
or an anticipated "Change of Control" as defined in the Change of Control Agreement has occurred, and (y) the employee is terminated or his/her compensation or responsibilities are reduced.

1.20. Chase Securities means Chase Securities, Inc.

1.21. Chase Securities Claim means any Claims of Chase Securities against Motient or any of the other Debtors including, without limitation, any Claim for financial advisory services related to a potential transaction between Motient and Rare Medium pursuant to a letter agreement between Motient and Chase Securities dated April 3, 2001.

1.22. Claim means "claim" as defined in section 101(5) of the Bankruptcy Code. Under section 101(5), a "claim" is any:

- right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or

- right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

1.23. Class means any group of Claims or Equity Interests classified by the Plan pursuant to sections 1122 and 1123(a)(1) of the Bankruptcy Code.

1.24. Commencement Date means January 10, 2002.

1.25. Communications means Motient Communications Inc.

1.26. Compaq Financial Services Capital Equipment Lease means that certain

                                    Page 14
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Equipment and Services Agreement dated June 30, 2000 between Compaq Financial
Services and Communications.

1.27. Confirmation Date means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order on the docket.

1.28. Confirmation Hearing means the hearing to be held by the Bankruptcy Court regarding confirmation of the Plan, as such hearing may be adjourned or continued from time to time.

1.29. Confirmation Order means the order of the Bankruptcy Court confirming the Plan of Reorganization pursuant to section 1129 of the Bankruptcy Code.

1.30. Creditor Plan Securities means all of the Plan Securities except the Employee Incentive Plan Securities, the Old Motient Equity Plan Securities and the Professional Plan Securities.

1.31. Creditors' Committee means the statutory committee of unsecured creditors appointed in the Reorganization Cases in accordance with section 1102 of the Bankruptcy Code, as the same may be reconstituted from time to time.

1.32. Debtors means Motient Corporation, Motient Holdings Inc., Motient Communications Inc. and Motient Services Inc.

1.33. Disbursing Agent means any entity designated as such by Reorganized Motient (including any applicable Reorganized Debtor if it acts in such capacity) in its capacity as a disbursing agent.

1.34. Disclosure Statement means the Disclosure Statement that relates to the Plan, as such Disclosure Statement may be amended, modified, or supplemented (including all exhibits and schedules annexed thereto or referred to therein).

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1.35. Disputed Claim means any Claim that is not an Allowed Claim as of the relevant date.

1.36. Distribution Record Date means the Confirmation Date.

1.37. Effective Date means the first (1st) Business Day on or after the Confirmation Date specified by the Debtors on which: (i) no stay of the Confirmation Order is in effect; and (ii) all conditions to the effectiveness of the Plan specified in section 9.1 hereof have been satisfied or waived.

1.38. Employee Incentive Plan means the Employee Incentive Plan to be established as soon as possible after the Effective Date by the Board of Directors of Reorganized Motient pursuant to which management and employees of the Debtors will receive a combination of options to purchase New Motient Common Stock and shares of restricted New Motient Common Stock together aggregating up to ten percent (10%) of the Plan Securities on a fully diluted basis with vesting terms and other provisions and conditions based on operating and performance targets and other criteria to be decided by the Board of Directors of Reorganized Motient.

1.39. Employee Incentive Plan Securities means the number of shares of Plan Securities that may be issued under the Employee Incentive Plan.

1.40. Equity Interest means as of the Commencement Date, any capital stock or other ownership interest in any of the Debtors, whether or not represented by any issued and outstanding shares of common or preferred stock or other instrument evidencing a present ownership interest in any of the Debtors, whether or not transferable, and any option, warrant, conversion right or other right, contractual or otherwise, to acquire any such interest including

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without limitation, any liquidation preferences or any redemption, exchange, voting participation or dividend rights.

1.41. Estates means the estates created in the Reorganization Cases in accordance with section 541 of the Bankruptcy Code.

1.42. Existing Securities Law Claims means a Claim against a Debtor that is subject to subordination under section 510(b) of the Bankruptcy Code.

1.43. Fee Claim means a Claim for compensation, indemnification or reimbursement of expenses pursuant to sections 327, 328, 330, 331 or 503(b) of the Bankruptcy Code in connection with the Reorganization Cases.

1.44. Final Order means an order or judgment of the Bankruptcy Court entered by the Clerk of the Bankruptcy Court on the docket in the Reorganization Cases, (i) which has not been reversed, vacated, or stayed, and as to which the time to appeal, petition for certiorari or move for a new trial, reargument, or rehearing has expired; or (ii) which, if an appeal, writ of certiorari, new trial, reargument, or rehearing thereof has been sought, (a) such order or judgment of the Bankruptcy Court shall not have been stayed or the stay has been terminated, or (b) such order or judgment, if stayed, shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied, or a new trial, reargument, or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move for a new trial, reargument or rehearing shall have expired; provided, however, that the filing of or the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Federal Rules, may be filed relating to such

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order or judgment shall not cause such order or judgment not to be a Final
Order.

1.45. Holdings means Motient Holdings Inc.

1.46. Indenture Trustee means State Street Bank and Trust Company solely in its respective capacity as Trustee under the Indenture, dated as of March 31, 1998, for the Senior Notes.

1.47. Informal Committee means the Informal Committee of Senior Note Holders that was formed prior to the Commencement Date as the same may have been or may be reconstituted from time to time.

1.48. Insured Claim means any Claim to the extent such Claim arises prior to the Commencement Date from an incident or occurrence that is covered under any of the Debtors' insurance policies, but solely to the extent such Claim is so covered.

1.49. Interdebtor Claim means any Claim held by a Debtor against another Debtor.

1.50. Motient means Motient Corporation.

1.51. Motorola means Motorola, Inc.

1.52. Motorola's Secured Claim means the claim of Motorola under the Credit Agreement dated as of June 17, 1998 between ARDIS Company and Motorola, as amended by Amendment No. 1 to Credit Agreement dated as of October 15, 1998, as further amended by Amendment No. 2 to Credit Agreement dated as of September 1, 2000, as further amended by the Assumption, Release and Waiver Agreement dated as of December 29, 2000, and as further amended by that certain letter agreement dated December 28, 2001.

1.53. MSV means Mobile Satellite Ventures LP.

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1.54. New Motient Common Stock shall mean the common stock of Reorganized
Motient, par value $0.01 per share, to be authorized under the Amended Certificate of Incorporation.

1.55. Newco means a new intermediate holding company to be created between Motient and Ventures, to be owned 100% by Motient.

1.56. Old Motient Equity Plan Securities means five percent on a fully diluted basis of the Plan Securities.

1.57. Old Motient Equity Warrant Agreement means the Old Motient Equity Warrant Agreement set forth in the Plan Supplement.

1.58. Old Motient Equity Warrants means warrants to acquire the Old Motient Equity Plan Securities pursuant to the terms set forth in the Old Motient Equity Warrant Agreement.

1.59. Other Secured Claim means a Secured Claim that is not included in Classes 1A, B or C of this Plan.

1.60. Other Unsecured Claim means an Unsecured Claim against any of the Debtors that is not included in any of the Classes 1A, 1B, 1C, 1D, 2, 3, 4, 5, 7, 10 or 11 under this Plan including, without limitation, the Chase Securities Claim and the Boeing Satellite Claim.

1.61. Person means any individual, corporation, partnership, association, indenture trustee, limited liability company, organization, joint stock company, joint venture, Estate, trust, governmental unit or any political subdivision thereof, the Creditors' Committee, interest holders, or any other entity.

1.62. Plan means this joint chapter 11 plan of reorganization, including, without limitation, the exhibits and schedules hereto, as the same may

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be amended or modified from time to time in accordance with the provisions of the Bankruptcy Code and the terms hereof.

1.63. Plan Documents means the documents (other than the Plan) to be executed, delivered, assumed, and/or performed in conjunction with the consummation of the Plan of Reorganization on the Effective Date, including, but not limited to: the ADR Procedures, Amended Bylaws of Motient, Amended Certificate of Incorporation of Motient, Change of Control Agreement, Letter of Transmittal for surrendering certificates representing Motient common stock, Letter of Transmittal for surrendering instrument representing Senior Notes, Old Motient Equity Warrant Agreement, Old Motient Equity Warrants, Registration Rights Agreement, Remaining 2001 Bonus Plan, Retention Bonus List, Schedule of contracts and leases to be rejected by Debtors, and Senior Indebtedness Note.

1.64. Plan of Reorganization means the Plan and the Plan Documents, as the same may be amended or modified from time to time in accordance with the provisions of the Bankruptcy Code and the terms hereof.

1.65. Plan Securities means the number of shares of New Motient Common Stock as shall be designated in a pleading to be filed by the Debtors within one week after the Bar Date.

1.66. Plan Supplement means the Plan Supplement filed by the Debtors which includes ADR Procedures, Amended Bylaws of Motient, Amended Certificate of Incorporation of Motient, Change of Control Agreement, Letter of Transmittal for surrendering certificates representing Motient common stock, Letter of Transmittal for surrendering instrument representing Senior Notes, Old Motient Equity Warrant Agreement, Old Motient Equity Warrants, Registration Rights

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Agreement, Remaining 2001 Bonus Plan, Retention Bonus List, Schedule of
contracts and leases to be rejected by Debtors, and Senior Indebtedness Note.

1.67. Priority Non-Tax Claim means any Claim against any of the Debtors other than an Administrative Expense Claim or a Priority Tax Claim, entitled to priority in payment as specified in section 507(a) of the Bankruptcy Code.

1.68. Priority Tax Claim means any Claim of a governmental unit against one or more of the Debtors of the kind entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code.

1.69. Professional Equity means any options or warrants that are issued to investment advisors that assisted either the Debtors or the Creditors' Committee pursuant to which the investment advisors may purchase Professional Plan Securities pursuant to orders entered (or that may be entered) by the Bankruptcy Court as partial compensation for professional services rendered by the investment advisors in these Cases.

1.70. Professional Plan Securities means options to purchase up to 2.575% on a fully diluted basis of the Plan Securities.

1.71. Rare Medium means Rare Medium Group, Inc.

1.72. Rare Medium Claim means claim of Rare Medium against Motient pursuant to Note Purchase Agreement dated April 2, 2001 between Rare Medium and Motient as amended on October 1, 2001 and October 12, 2001.

1.73. Registration Rights Agreement means that certain Registration Rights Agreement, dated as of the Effective Date, that is set forth in the Plan Supplement pursuant to which any holder of an Allowed Claim that receives Plan

Securities and thereby becomes an "affiliate" as defined in rules promulgated under the Securities Act of 1933, as amended, is granted certain customary registration rights.

1.74. Remaining 2001 Bonus Plan means that certain Remaining 2001 Bonus Plan, dated as of the Effective Date, that is set forth in the Plan Supplement.

1.75. Reorganization Cases means the jointly administered cases under chapter 11 of the Bankruptcy Code commenced by the Debtors on January 10, 2002 in the Bankruptcy Court and styled In re Motient Corporation, et al., 02-80125.

1.76. Reorganized Company means the Reorganized Debtors and each of their non-Debtor subsidiaries.

1.77. Reorganized Debtors means each of the Debtors, on and after the Effective Date.

1.78. Reorganized Motient means Motient Corporation, on and after the Effective Date.

1.79. Representative means any officer, director, agent, financial advisor, attorney, professional, accountant, employee or controlling shareholder (direct or indirect) of a Debtor, in each case, solely in their capacity as such, serving or holding interests on or after January 1, 2001.

1.80. Retention Bonuses means an aggregate of three hundred and twenty-five thousand dollars ($325,000.00) to be paid on the Effective Date to those employees of the Debtors on the Confirmation Date who are on a list to be agreed upon by the Debtors and the Informal Committee and included in the Plan Supplement.

1.81. Schedules means the schedules of assets and liabilities, lists of holders of Equity Interests, and the statement of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code, Bankruptcy Rule 1007 and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended through and including the date by which objections to Claims may be filed with the Bankruptcy Court.

1.82. Secured Claim means a Claim that is secured by a lien on property in which any or all of the Estates have an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim holder's interest in the Estates' interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code, provided, however, that solely for the purposes of treatment under the Plan, a Secured Claim shall not include a Senior Note Claim or Interdebtor Claim.

1.83. Senior Indebtedness Claims means Claims (including the Rare Medium Claim) against Motient that constitute "Senior Indebtedness" of Motient as defined under the terms of the Senior Note Indenture.

1.84. Senior Indebtedness Note means the Senior Indebtedness Note set forth in the Plan Supplement.

1.85. Senior Note Claim means a Claim against the Debtors for amounts due under or in connection with the Senior Notes or the Senior Note Indenture.

1.86. Senior Note Distribution means 25,000,000 shares of New Motient Common Stock.

1.87. Senior Note Indenture means the Indenture, dated March 31, 1998, for the

Senior Notes.

1.88. Senior Notes means the Series A and Series B 12.25% Senior Notes due 2008 issued by Holdings and guaranteed by Motient, Communications and Services.

1.89. Services means Motient Services Inc.

1.90. Subsidiary Debtors means each of the Debtors except for Motient.

1.91. Trade Claims means (a) any Claim against Communications arising with respect to the sale of goods or services prior to the Commencement Date, in the ordinary course of Communications' business including, without limitation, Claims of vendors, insurance companies, information service providers, telephone and telecom service providers, technical support providers, lessors and freight and shipping providers; and (b) any Claim in respect of salary, benefits or severance of any employee of any of the Debtors that is not a Priority Non-Tax Claim or Administrative Expense Claim.

1.92. Unsecured Claim means any Claim against any of the Debtors other than a Secured Claim, Administrative Expense Claim, Priority Tax Claim, Priority Non-Tax Claim, Fee Claim, Interdebtor Claim, Existing Securities Law Claim or 510(c) Claim.

1.93. Ventures means Motient Ventures Holding Inc.

1.94. Voting Agent means Bankruptcy Services LLC, as voting agent in connection with voting by holders of Claims and Equity Interests to accept or reject the Plan.

1.95. Voting Classes means a Class that is impaired under the Plan and that is not deemed to have rejected the Plan.

1.96. Voting Procedures Order means an order of the Bankruptcy Court that sets which Claims and Equity Interests may vote on the Plan and designates the form of ballot to be used by each Voting Class.

B.       Interpretation; Application of Definitions and Rules of Construction.

                  Unless otherwise specified, all section or exhibit references in the Plan are to the respective section in, or exhibit to, the Plan. The words "herein," "hereof," "hereto," "hereunder," and other words of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained therein. Any capitalized term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code. Except for the rule contained in section 102(5) of the Bankruptcy Code, the rules of construction contained in section 102 of the Bankruptcy Code shall apply to the Plan. The headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof. To the extent there is an inconsistency between any of the provisions of the Plan and any of the provisions contained in the Plan Documents to be entered into as of the Effective Date, the Plan Documents shall control.

SECTION 2.        ADMINISTRATIVE EXPENSE CLAIMS, FEE CLAIMS AND PRIORITY TAX
                    CLAIMS

2.1.          Administrative Expense Claims.

                  Except to the extent that a holder of an Allowed Administrative Expense Claim agrees to a different treatment, the Debtors shall pay to each holder of an Allowed Administrative Expense Claim Cash in an amount equal to such Claim on the later of the Effective Date and the first (1st) Business Day after the date that is thirty (30) calendar days after the date such Administrative Expense Claim becomes an Allowed Administrative Expense Claim, or as soon thereafter as is reasonably practicable; provided, however, that Allowed Administrative Expense Claims representing liabilities incurred in the ordinary course of business by the Debtors, as debtors in possession, or liabilities arising under loans or advances to or other obligations incurred by the Debtors, as debtors in possession, whether or not incurred in the ordinary course of business, shall be paid by the Reorganized Debtors in the ordinary course of business, consistent with past practice and in accordance with the terms and subject to the conditions of any orders or agreements governing, instruments evidencing, or other documents relating to such transactions. Any postpetition expenses of the Indenture Trustees and the reasonable postpetition fees and expenses of their respective counsel shall be paid to the extent such fees and expenses are reasonable and to the extent approved by the Bankruptcy Court after notice and hearing.

2.2.          Bar Date for Administrative Expense Claims.

                  PROOFS OF ADMINISTRATIVE EXPENSE CLAIMS AND REQUESTS FOR PAYMENT OF ADMINISTRATIVE EXPENSE CLAIMS THAT HAVE ARISEN ON OR AFTER JANUARY 10, 2002 MUST BE FILED AND SERVED PURSUANT TO THE PROCEDURES SET FORTH IN THE CONFIRMATION ORDER OR NOTICE OF ENTRY OF CONFIRMATION ORDER, NO LATER THAN FORTY-FIVE DAYS AFTER THE EFFECTIVE DATE. Notwithstanding anything to the contrary herein, no proof of Administrative Expense Claim or application for payment of an Administrative Expense Claim need be filed for the allowance of any: (i) expense or liability incurred in the ordinary course of the Reorganized Debtors' businesses on or after the Effective Date; (ii) Administrative Expense

Claim held by a trade vendor, which administrative liability was incurred in the ordinary course of business of the Debtor and such creditor after the Commencement Date; (iii) Fee Claims; or (iv) fees of the United States Trustee arising under 28 U.S.C. ss. 1930. All Claims described in clause (i), (ii) and
(iv) of the immediately preceding sentence shall be paid by the Reorganized Debtors in the ordinary course of business. Fee Claims shall be paid in accordance with section 2.3 hereof.

                  Any Persons that fail to file a proof of Administrative Expense Claim or request for payment thereof on or before the Administrative Bar Date as required herein shall be forever barred from asserting such Claim against any of the Debtors, the Estates, the Reorganized Debtors or their property and the holder thereof shall be enjoined from commencing or continuing any action, employment of process or act to collect, offset or recover such Administrative Expense Claim.

2.3.          Fee Claims.

                  All Persons seeking an award by the Bankruptcy Court of a Fee Claim incurred through and including the Effective Date shall, unless otherwise ordered by the Bankruptcy Court: (i) file their respective final applications for allowance of compensation for services rendered and reimbursement of expenses incurred by the date that is no later than forty-five (45) days after the Effective Date; and (ii) be paid in full in such amounts as are approved by the Bankruptcy Court upon the later of (a) the date upon which the order relating to any such Fee Claim is entered or (b) upon such other terms as may be mutually agreed upon between the holder of such Fee Claim and the Debtors or, on and after the Effective Date, the Reorganized Debtors.

2.4.          Priority Tax Claims.

                  Except to the extent that a holder of an Allowed Priority Tax Claim agrees to a different treatment, at the sole option of the Reorganized Debtors, each holder of an Allowed Priority Tax Claim shall receive, in full and complete settlement, satisfaction and discharge of its Allowed Priority Tax
Claim: (i) Cash in an amount equal to such Allowed Priority Tax Claim on, or as soon thereafter as is reasonably practicable, the later of the Effective Date and the first (1st) Business Day after the date that is thirty (30) calendar days after the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or (ii) equal annual Cash payments in an aggregate amount equal to such Allowed Priority Tax Claim, together with interest at the interest rate for five(5) year treasury bills or such other rate set by order of the Bankruptcy Court in the Confirmation Order, over a period not exceeding six (6) years after the date of assessment of such Allowed Priority Tax Claim, which shall begin on, or as soon thereafter as is reasonably practicable, the later of the Effective Date and the first Business Day after the date that is thirty (30) calendar days after the date such Priority Tax Claim becomes an Allowed Priority Tax Claim. All Allowed Priority Tax Claims that are not due and payable on or before the Effective Date shall be paid in the ordinary course of business as such obligations become due.

SECTION 3.        CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

                  The following table designates the Classes of Claims against and Equity Interests in the Debtors, and specifies which Classes are (i) impaired or unimpaired by the Plan, (ii) entitled to vote to accept or reject the Plan in accordance with section 1126 of the Bankruptcy Code, and
(iii) deemed to accept or reject the Plan.


Classes.
---------------- -------------------------------------------- ------------------  ---------------------

                                                                                  Entitled
Class            Designation                                  Impairment          to Vote
-----            -----------                                  ----------          --------
Class 1A         Motorola's Secured Claim                     Unimpaired          No (deemed to accept)
Class 1B         Compaq Financial Services Capital            Unimpaired          No (deemed to accept)
                 Equipment Lease Claim
Class 1C         Avaya Financial Services Capital Equipment   Unimpaired          No (deemed to accept)
                 Lease Claim
Class 1D         Other Secured Claims                         Unimpaired          No (deemed to accept)
Class 2          Priority Non-Tax Claims                      Impaired            Yes
Class 3          Senior Note Claims                           Impaired            Yes
Class 4          Trade Claims                                 Impaired            Yes
Class 5          Senior Indebtedness Claims                   Impaired            Yes
Class 6A         Other Unsecured Claims against Motient       Impaired            Yes
Class 6B         Other Unsecured Claims against Holdings      Impaired            Yes
Class 6C         Other Unsecured Claims against               Impaired            Yes
                 Communications
Class 6D         Other Unsecured Claims against Services      Impaired            Yes
Class 7          Interdebtor Claims                           Unimpaired          No (deemed to accept)

                                    Page 29

Class 8A         Motient Equity - Common Stock                Impaired            Yes
Class 8B         Motient Equity - Other Equity Interests      Impaired            No (deemed to reject)
Class 9          Equity Interests In Holdings,                Impaired            No (deemed to reject)
                 Communications and Services
Class 10         Existing Securities Law Claims               Impaired            No (deemed to reject)
Class 11         510(c) Claims                                Impaired            No (deemed to reject)
---------------- -------------------------------------------- ------------------  ---------------------

3.1.          Subclasses for Class 1, Class 6 and Class 8.

                  For convenience of identification, the Plan describes the Allowed Claims in Class 1, Class 6 and Class 8 as single Classes. These Classes consist of separate subclasses, each based on the nature of the underlying Claims or Equity Interests, and each subclass is treated hereunder as a distinct Class for treatment and distribution purposes. No Claim or Equity Interests shall be Allowed under more than one Class.

SECTION 4.        TREATMENT OF CLAIMS AND EQUITY INTERESTS

4.1.          Secured Claims (Class 1).

(a)      Class 1A (Motorola's Secured Claim)

                  With respect to Motorola's Secured Claim, on or as soon as reasonably practicable after the later of the Effective Date and the first (1st) Business Day after the date that is thirty (30) calendar days after the date such Claim becomes Allowed, such Allowed Claim shall receive such treatment that either (i) leaves unaltered the legal, equitable, or contractual rights to which such Allowed Claim is entitled or (ii) leaves such Allowed Claim unimpaired pursuant to section 1124(2) of the Bankruptcy Code. In accordance with section 1126(f) of the Bankruptcy Code, the holder of such Allowed Claim is conclusively presumed to accept this Plan and the vote of such holder will not be solicited with respect to such Claim.

(b)      Class 1B (Compaq Financial Services Capital Equipment Lease)

                  With respect to the Claim arising under the Compaq Financial Services Capital Equipment Lease, on or as soon as reasonably practicable after the later of the Effective Date and the first (1st) Business Day after the date that is thirty (30) calendar days after the date such Claim becomes Allowed, such Allowed Claim shall receive such treatment that either (i) leaves unaltered the legal, equitable, or contractual rights to which such Allowed Claim is entitled or (ii) leaves such Allowed Claim unimpaired pursuant to section 1124(2) of the Bankruptcy Code. In accordance with section 1126(f) of the Bankruptcy Code, the holder of such Allowed Claim is conclusively presumed to accept this Plan and the vote of such holder will not be solicited with respect to such Claim.

(c)      Class 1C (Avaya Financial Services Capital Equipment Lease)

                  With respect to the Claim arising under the Avaya Financial Services Capital Equipment Lease, on or as soon as reasonably practicable after the later of the Effective Date and the first (1st) Business Day after the date that is thirty (30) calendar days after the date such Claim becomes Allowed, such Allowed Claim shall receive such treatment that either (i) leaves unaltered the legal, equitable, or contractual rights to which such Allowed Claim is entitled or (ii) leaves such Allowed Claim unimpaired pursuant to section 1124(2) of the Bankruptcy Code. In accordance with section 1126(f) of the Bankruptcy Code, the holder of such Allowed Claim is conclusively presumed to accept this Plan and the vote of such holder will not be solicited with respect to such Claim.

(d)      Class 1D (Other)

                  With respect to each Other Secured Claim, on or as soon as reasonably practicable after the later of the Effective Date and the first (1st) Business Day after the date that is thirty (30) calendar days after the date such Claim becomes Allowed, such Allowed Claim shall receive such treatment that either (i) leaves unaltered the legal, equitable, or contractual rights to which such Allowed Claim is entitled or (ii) leaves such Allowed Claim unimpaired pursuant to section 1124(2) of the Bankruptcy Code. In accordance with section 1126(f) of the Bankruptcy Code, the holder of such Allowed Claim is conclusively presumed to accept this Plan and the vote of such holder will not be solicited with respect to such Claim.

4.2.          Priority Non-Tax Claims (Class 2).

                  Except to the extent that a holder of an Allowed Priority Non-Tax Claim agrees to a different treatment, each such holder of an Allowed Priority Non-Tax Claim shall receive, in full satisfaction of such Claim, Cash in an amount equal to such Claim, on or as soon as reasonably practicable after the later of (i) the Effective Date and (ii) the first (1st) Business Day after the date that is thirty (30) calendar days after the date (a) such Claim becomes Allowed and (b) for payment provided by any agreement or understanding between the parties.

4.3.          Senior Note Claims (Class 3).

                  On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed Senior Note Claim shall receive, in full satisfaction of such Claim, a pro rata share of the Senior Note Distribution determined by multiplying the Senior Note Distribution times the ratio of the aggregate amount of outstanding principal under all of the Senior Notes held by such holder over the aggregate amount of outstanding principal under all of the Senior Notes that are issued and outstanding.

4.4.          Trade Claims (Class 4).

                  Except to the extent that a holder of a Trade Claim agrees to a different treatment, each holder of an Allowed Trade Claim shall receive, in full satisfaction of such Claim, Cash in an amount equal to the Allowed Amount of such Claim, on or as soon as reasonably practicable after the later of (i) the Effective Date and (ii) the first (1st) Business Day after the date that is thirty (30) calendar days after the date such Claim becomes Allowed. All Claims on account of severance agreements for pay and benefits shall be deemed to be agreed by the parties to be paid in the manner and at the times which are in the ordinary course of such agreements.

4.5.          Senior Indebtedness Claims (Class 5).

                  On or as soon as reasonably practicable after the Effective Date, each holder of an Allowed Senior Indebtedness Claim shall receive from Newco, in full satisfaction of such Claim, a Senior Indebtedness Note for the Allowed amount of the Motient Senior Indebtedness Claim. The interest rate of the Senior Indebtedness Notes may be adjusted in such manner at the Confirmation Hearing (without further notice or solicitation of creditors or other parties in interest) as the Bankruptcy Court determines is necessary to satisfy the confirmation standards set forth in the Bankruptcy Code and the Plan will be confirmed subject to any such adjustment without further notice or solicitation.
(a)

4.6.          Other Unsecured Claims (Class 6).

(a)      Class 6A (Other Unsecured Claims against Motient)

                  On or as soon as reasonably practicable after the Effective Date, to the extent a holder of Other Unsecured Claims against Motient is determined to have an Allowed Claim, that holder will receive, in full satisfaction of such Claim, a pro rata share of 97,256 shares of New Motient Common Stock divided among Allowed Claims in Classes 6A, 6B, 6C, and 6D.

(b)      Class 6B (Other Unsecured Claims against Holdings)

                  On or as soon as reasonably practicable after the Effective Date, to the extent a holder of Other Unsecured Claims against Holdings is determined to have an Allowed Claim, that holder will receive, in full satisfaction of such Claim, a pro rata share of 97,256 shares of New Motient Common Stock divided among Allowed Claims in Classes 6A, 6B, 6C, and 6D.

(c)      Class 6C (Other Unsecured Claims against Communications)

                  On or as soon as reasonably practicable after the Effective Date, to the extent a holder of Other Unsecured Claims against Communications is determined to have an Allowed Claim, that holder will receive, in full satisfaction of such Claim, a pro rata share of 97,256 shares of New Motient Common Stock divided among Allowed Claims in Classes 6A, 6B, 6C, and 6D.

(d)      Class 6D (Other Unsecured Claims against Services)

                  On or as soon as reasonably practicable after the Effective Date, to the extent a holder of Other Unsecured Claims against Services is determined to have an Allowed Claim, that holder will receive, in full satisfaction of such Claim, a pro rata share of 97,256 shares of New Motient Common Stock divided among Allowed Claims in Classes 6A, 6B, 6C, and 6D.

4.7.          Interdebtor Claims (Class 7).

                  All Interdebtor Claims shall receive such treatment that either (i) leaves unaltered the legal, equitable, or contractual rights to which the holder of such Interdebtor Claim is entitled or (ii) leaves such Interdebtor Claim unimpaired pursuant to section 1124(2) of the Bankruptcy Code. In accordance with section 1126(f) of the Bankruptcy Code, the holders of such Interdebtor Claims are conclusively presumed to accept this Plan and the vote of such holder will not be solicited with respect to such Claims.

4.8.          Motient Equity (Class 8).

(a)      Class 8A (Common Stock)

                  Subject to the provision set forth in the last sentence of this paragraph, on or as soon as reasonably practicable after the Effective Date, each holder of common stock in Motient on the Confirmation Date will receive, in full satisfaction of such common stock holding, Old Motient Equity Warrants to purchase a pro rata share of the Old Motient Equity Plan Securities determined by multiplying the number of Old Motient Equity Plan Securities times the ratio of the number of shares of Motient common stock held by the holder on the Confirmation Date over the total number of shares of Motient common stock that were outstanding on the Confirmation Date. The existing common stock of Motient shall be cancelled. To the extent any holder of common stock in Motient on the Confirmation Date is not permitted, as a matter of law, to own warrants (including, without limitation, the 401(k) Plan established by the Debtors for their employees), the Debtors will have no obligation to issue Old Motient Equity Warrants to such holder unless such holder obtains, within one year of the Effective Date, any necessary authorizations to become the holder of Old Motient Equity Warrants. There will be no distribution of any kind (including, without limitation, Old Motient Equity Warrants) to Motient common stock holders, if the Bankruptcy Court determines at the Confirmation Hearing that any such distribution will violate section 1129(b) of the Bankruptcy Code, and the Plan will be confirmed subject to the provisions of this sentence without further notice or solicitation.

(b)      Class 8B (Other Equity Interests)

                  Class 8B consists of all Equity Interests in Motient other than the existing common stock, the New Motient Common Stock and the Old Motient Equity Warrants (the "Other Equity Interests"). The Other Equity Interests shall be deemed cancelled as of the Effective Date and will receive no distribution under the Plan. The holders of such Other Equity Interests are conclusively presumed to reject this Plan and the votes of such holders will not be solicited with respect to such Equity Interests.

4.9.          Equity Interests in Holdings, Communications and Services
                (Class 9).

                  All present Equity Interests in Holdings, Communications and Services will receive no distribution under the Plan and all such Equity

Interests will be deemed to be cancelled on the Effective Date.

4.10.         Existing Securities Law Claims (Class 10).

                  Each holder of an Existing Securities Law Claim shall receive no distribution under the Plan. In accordance with section 1126 of the Bankruptcy Code, the holders of such Existing Securities Law Claims are conclusively presumed to reject this Plan and the votes of such holders will not be solicited with respect to such Claims.

4.11.         510(c) Claims (Class 11).

                  Each holder of a 510(c) Claim shall receive no distribution under the Plan. In accordance with section 1126 of the Bankruptcy Code, the holders of such 510(c) Claims are conclusively presumed to reject this Plan and the votes of such holders will not be solicited with respect to such Claims.

SECTION 5.        MEANS FOR IMPLEMENTATION

5.1.          Waiver of Subordination.

                  The distributions under the Plan take into account the relative priority of the Claims in each Class in connection with any contractual subordination provisions relating thereto. Accordingly, the distributions to the holders of Claims shall not be subject to levy, garnishment, attachment, or other legal process by any holder of indebtedness senior to the indebtedness of the holders of the Senior Note Claims, by reason of claimed contractual subordination rights. On the Effective Date, all creditors shall be deemed to have waived any and all contractual subordination rights which they may have with respect to such distribution, and the Confirmation Order shall permanently enjoin, effective as of the Effective Date, all holders of Claims from enforcing or attempting to enforce any such rights with respect to the distributions under the Plan.

5.2.          Employee Incentive Plan.

                  On or as soon as reasonably practicable after the Effective Date, the Board of Directors of Reorganized Motient is authorized to, and shall adopt and implement, the Employee Incentive Plan without the need for any further corporate action. On the Effective Date, Reorganized Motient is further authorized to issue all Employee Incentive Plan Securities in accordance with the terms set forth in the Employee Incentive Plan.

5.3.          Remaining 2001 Bonus Plan.

                  On the Effective Date, the Reorganized Debtors shall implement the Remaining 2001 Bonus Plan.

5.4.          Cancellation of Existing Securities and Agreements.

                  Except for the purpose of evidencing a right to distributions under the Plan and except as expressly provided in this Plan, on the Effective Date, all the agreements, instruments, and other documents evidencing the Claims or Equity Interests rights of any holder of a Claim or Equity Interest against the Debtors, including options or warrants to purchase Equity Interests, any agreement obligating the Debtors to issue, transfer, or sell Equity Interests or any other capital stock of the Debtors and the Senior Notes shall be deemed cancelled and of no force or effect.

5.5.          Release of Liens.

                  Except as otherwise specifically provided in or contemplated by the Plan or in any contract, instrument or other agreement or document created in connection with the Plan, (i) each holder of: (a) any Claim that is purportedly secured; and/or (b) any judgment, personal property or ad valorem tax, mechanics' or similar lien Claim, in each case regardless of whether such Claim is an Allowed Claim, shall, on or immediately before the Effective Date and regardless of whether such Claim has been scheduled or proof of such Claim has been filed: (y) turn over and release to the Estates or the Reorganized Debtors, as the case may be, any and all property of a Debtor or Estate that secures or purportedly secures such Claim, or such lien and/or Claim shall automatically, and without further action by the Debtors, the Estates or the Reorganized Debtors, be deemed released; and (z) execute such documents and instruments as the Disbursing Agent or the Reorganized Debtors, as the case may be, require to evidence such Claim holder's release of such property or lien, and if such holder refuses to execute appropriate documents or instruments, the Debtors, the Estates or the Reorganized Debtors (as applicable) may, in their discretion, file a copy of the Confirmation Order in the appropriate recording office, which shall serve to release any Claim holder's rights in such property; and (ii) on the Effective Date, all right, title and interest in such property shall revert or be transferred to the respective Reorganized Debtors or the Disbursing Agent, as applicable, free and clear of all Claims and interests, including, without limitation, liens, escrows, charges, pledges, encumbrances and/or security interests of any kind.

5.6.          Board of Directors.

(a) The initial Board of Directors of Reorganized Motient shall consist of seven
(7) members whose names shall be disclosed prior to the Confirmation Hearing.

The initial Board of Directors shall be selected as follows: the Informal Committee shall select five (5) members; one (1) member will be the Chief Executive Officer of Reorganized Motient; and one (1) member will be another officer of Reorganized Motient or a person who was serving on Motient's Board of Directors on the Commencement Date to be agreed upon by the Informal Committee and Motient prior to the Confirmation Hearing. At least two (2) Business Days prior to the commencement of the Confirmation Hearing, the Debtors shall file with the Bankruptcy Court a schedule setting forth the names of the persons to be appointed as the directors of Reorganized Motient pursuant to this section
5.5. The initial Board of Directors of Reorganized Motient shall serve until the first annual meeting of the holders of the New Motient Common Stock. Thereafter, the Board of Directors of Reorganized Motient will be elected in accordance with the Amended Certificate of Incorporation and Amended Bylaws and applicable nonbankruptcy law.

(b) The Board of Directors or other internal governing body, as applicable, of each Reorganized Debtor other than Reorganized Motient shall continue as in effect immediately prior to the Effective Date until removed or replaced pursuant to applicable law or in accordance with such Reorganized Debtor's corporate governance procedures.

(c) On the Effective Date, the officers of the Reorganized Debtors shall be those officers in office immediately prior to the Effective Date.

5.7.          Corporate Action.

(a) Reorganized Motient shall pay all fees incurred pursuant to 28 U.S.C. ss. 1930(a)(6) and (to the extent required) file with the Bankruptcy Court and serve

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on the United States Trustee monthly financial reports until such time as a final decree is entered closing these Reorganization Cases or the Reorganization Cases are converted or dismissed, or the Bankruptcy Court orders otherwise.

(b) On the Effective Date, Reorganized Motient shall file the Amended Certificate of Incorporation and an amended certificate of incorporation or other appropriate organization documents for each of the Reorganized Debtors (other than Reorganized Motient) with the applicable Secretary of State. Such amended certificates of incorporation shall prohibit the issuance of nonvoting equity securities, as required by sections 1123(a) and (b) of the Bankruptcy Code, subject to further amendment as permitted by applicable law. The Amended Bylaws shall be deemed adopted by the Board of Directors of Reorganized Motient as of the Effective Date.

5.8.          Authorization and Issuance of Plan Securities.

                  On the Effective Date, Reorganized Motient is authorized to issue the Plan Securities and the Old Motient Equity Warrants without the need for any further corporate action. On the Effective Date, Motient (or the Disbursing Agent) shall issue and deliver the Plan Securities and the Old Motient Equity Warrants to the appropriate parties. To the extent that any Plan Securities or Old Motient Equity Warrants may not be distributed until the determination of the allowance of Claims, Motient (or the Disbursing Agent) shall retain those Plan Securities and Motient Old Equity Warrants in escrow until such time as they may be distributed pursuant to the terms of this Plan.

5.9.          Change of Control Agreements.

                  On the Effective Date, Reorganized Motient shall execute

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and deliver the Change of Control Agreements to those Persons who are entitled to receive them.

5.10.         Retention Bonuses.

                  On the Effective Date, Reorganized Motient will pay the Retention Bonuses.

5.11.         Registration Rights Agreement.

                  On the Effective Date, Reorganized Motient shall execute and deliver the Registration Rights Agreement to those Persons who are entitled to receive them.

5.12.         Issuance of New Equity in Holdings, Communications and Services.

                  In exchange for the issuance of Creditor Plan Securities to Senior Note Claims and Allowed Other Unsecured Claims against Holdings, Communications and Services, Holdings, Communications and Services will issue on the Effective Date new common stock as follows: (a) Holdings will issue 100% of its common stock to Motient, (b) Communications will issue 100% of its common stock to Holdings, and (c) Services will issue 100% of its common stock to Holdings.

5.13.         Corporate Mergers and Consolidations.

                  Subsequent to the Effective Date but prior to date upon which these Cases are closed, the Board of Reorganized Motient may merge or consolidate any of the Subsidiary Debtors together or into Reorganized Motient and any such actions shall not require the approval of the stockholders of any of the Reorganized Debtors. If any of the Reorganized Debtors are merged or consolidated pursuant to this provision, they shall file Certificates

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

of Merger or Consolidation with the applicable Secretary of State in order to consummate the merger or consolidation.

5.14.         Newco.

                  On or as soon as reasonably practicable after the Effective Date, Motient shall cause Newco to be established as a wholly owned subsidiary of Motient and shall transfer to Newco all of Motient's equity interest in Ventures. As soon as reasonably practicable thereafter, Newco shall issue to each holder of an Allowed Senior Indebtedness Claim a Senior Indebtedness Note for the Allowed amount of the Motient Senior Indebtedness Claim.

SECTION 6.        DISTRIBUTIONS

6.1.          Distribution Record Date.

                  As of the close of business on the Distribution Record Date, the various transfer and claims registers for each of the Classes of Claims or Equity Interests as maintained by the Debtors, their respective agents, or the Indenture Trustees shall be deemed closed, and there shall be no further changes in the record holders of any of the Claims or Equity Interests. The Debtors shall have no obligation to recognize any transfer of the Claims or Equity Interests occurring after the close of business on the Distribution Record Date. The Debtors and the Indenture Trustees shall be entitled to recognize and deal for all purposes hereunder only with those record holders stated on the transfer ledgers as of the close of business on the Distribution Record Date, to the extent applicable.

6.2.          Date of Distributions.

                  Unless otherwise provided herein, any distributions

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

and deliveries to be made hereunder shall be made on the Effective Date or as soon thereafter as is practicable. In the event that any payment or act under the Plan is required to be made or performed on a date that is not a Business Day, then the making of such payment or the performance of such act may be completed on or as soon as reasonably practicable after the next succeeding Business Day, but shall be deemed to have been completed as of the required date.

6.3.          Satisfaction of Claims.

                  Unless otherwise provided herein, any distributions and deliveries to be made on account of Allowed Claims hereunder shall be in complete settlement, satisfaction and discharge of such Allowed Claims.

6.4.          Disbursing Agent.

                  All distributions under the Plan initially shall be made by the Disbursing Agent on or after the Effective Date as provided herein. The Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court; and, in the event that the Disbursing Agent is so otherwise ordered, all costs and expenses of procuring any such bond or surety shall be borne by the Reorganized Debtors.

6.5.          Rights and Powers of Disbursing Agent.

(a) Powers of the Disbursing Agent. The Disbursing Agent shall be empowered to
(i) effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under the Plan, (ii) make all distributions contemplated hereby, (iii) employ professionals to represent it with respect to its responsibilities, and (iv) exercise such other powers as may be vested in the Disbursing Agent by order of the Bankruptcy Court, pursuant to the Plan, or as deemed by the Disbursing Agent to be necessary and proper to implement the provisions hereof.

(b) Expenses Incurred on or After the Effective Date. Except as otherwise ordered by the Bankruptcy Court, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including, without limitation, taxes) and any reasonable compensation and expense reimbursement claims (including, without limitation, reasonable attorney and other professional fees and expenses) made by the Disbursing Agent shall be paid in Cash by the Reorganized Debtors.

6.6.          Surrender of Instruments.

                  Except as provided in Section 6.8 hereof in regard to the Senior Notes, as a condition to receiving any distribution under the Plan, each holder of a Claim or Equity Interest represented by an instrument, including notes and certificates, must surrender such instrument held by it to the Disbursing Agent or its designee accompanied by a letter of transmittal substantially in the form set forth in the Plan Supplement. Any holder that fails to (i) surrender such instrument or (ii) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Disbursing Agent and furnish a bond in form, substance, and amount reasonably satisfactory to the Disbursing Agent before the first anniversary of the Effective Date shall be deemed to have forfeited all rights and Claims and may not participate in any distribution under the Plan in respect of such Claim. Any distribution so forfeited shall become the sole and exclusive property of Reorganized

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Motient.

6.7.          Delivery of Distributions.

                  Except as provided in Section 6.8 hereof in regard to the Senior Notes, subject to Bankruptcy Rule 9010, unless otherwise provided herein, all distributions to any holder of an Allowed Claim or Equity Interest, shall be made at the address of such holder as set forth on the Schedules filed with the Bankruptcy Court or on the books and records of the Debtors or their agents, unless the Debtors have been notified, in advance, in writing of a change of address, including, without limitation, by the filing of a proof of claim or interest by such holder that contains an address for such holder different from the address reflected on such Schedules for such holder. In the event that any distribution to any holder is returned as undeliverable, no distribution to such holder shall be made unless and until the Disbursing Agent has been notified of the then current address of such holder, at which time or as soon as reasonably practicable thereafter such distribution shall be made to such holder without interest; provided, that, such distributions shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code at the expiration of one (1) year from the later of (i) the Effective Date and (ii) the date such holder's Claim is Allowed. After such date, all unclaimed property or interest in property shall revert to Reorganized Motient, and the Claim or Equity Interest of any other holder to such property or interest in property shall be discharged and forever barred. The Reorganized Debtors and the Disbursing Agent shall have no obligation to attempt to locate any holder of an Allowed Claim or Equity Interest other than by reviewing their books and records (including any proofs of claim filed against the Debtors).

6.8.          Distribution of Creditor Plan Securities.

                  All distributions of Creditor Plan Securities made under the Plan in respect to the Senior Notes will be made to the Indenture Trustee, which, in turn, will distribute such property pursuant to the Senior Note Indenture. Without limiting the generality of the foregoing, all such property shall be applied by the Indenture Trustee, first, in respect to amounts due to the Indenture Trustee, together with its agents and attorneys, including reasonable fees and expenses and costs and expenses of collection, including, but not limited to, reasonable attorneys' fees (unless otherwise paid by the Debtors); and, second, pro rata to the record holders of the Senior Notes. As a condition of receiving any distribution as provided herein, each holder of the Senior Notes must surrender any instruments or certificates representing or evidencing such Senior Notes held by each such holder to the Indenture Trustee accompanied by a letter of transmittal substantially in the form set forth in the Plan Supplement. The Indenture Trustee will cancel and destroy each such instrument or certificate, and then promptly certify to the Debtors the destruction of each such instrument or certificate in accordance with the terms of the Senior Note Indenture. Any holder that fails to (a) surrender such instrument or certificate, or (b) execute and deliver an affidavit of loss and/or indemnity reasonably satisfactory to the Indenture Trustee and furnish a bond in form, substance, and amount reasonably satisfactory to the Indenture Trustee before the first anniversary of the Effective Date will be deemed to have forfeited all rights and Claims and may not participate in any distribution under the Plan in respect of such Claims. Any distribution so forfeited will become the sole and exclusive property of Reorganized Motient.

                  Following distribution by the Indenture Trustee of the Creditor Plan Securities received in accordance with the Plan pursuant to the Senior Note Indenture, and following the cancellation and certification of the destruction of the instruments or certificates as provided above, the Indenture Trustee and its agents will be relieved of, and released from, all obligations associated with the Senior Notes arising under the Senior Note Indenture or under other applicable agreements or law and the Senior Note Indenture will be deemed to be discharged.

                  On the Effective Date, or as soon thereafter as is practicable, the Debtors will pay, in cash, the amounts due, pursuant to the Senior Note Indenture, both pre- and post-petition, to the Indenture Trustee, together with its agents and attorneys, including reasonable fees and expenses and costs and expenses of collection, including, but not limited to, reasonable attorneys' fees. It is anticipated that such fees will be approximately $50,000.00.

6.9.          Manner of Payment Under Plan of Reorganization.

                  Except as specifically provided herein, at the option of the Debtors, any Cash payment to be made hereunder may be made by a check or wire transfer or as otherwise required or provided in applicable agreements.

6.10.         Fractional Shares and Fractional Warrants.

                  No fractional shares of New Motient Common Stock or fractional Old Motient Equity Warrants. For purposes of distribution, fractional shares of

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

New Motient Common Stock or fractional Old Motient Equity Warrants shall be rounded down to the next whole number or zero, as applicable. Neither the Debtors, the Reorganized Debtors nor the Disbursing Agent shall have any obligation to make a distribution that is less than one (1) Old Motient Equity Warrant or one (1) share of New Motient Common Stock. Fractional shares or New Warrants that are not distributed in accordance with the Plan shall be returned to Reorganized Motient and cancelled.

6.11.         Exemption from Securities Laws.

                  The issuance of the Plan Securities and the Old Motient Equity Warrants pursuant to the Plan shall be exempt from any securities laws registration requirements to the fullest extent permitted by section 1145 of the Bankruptcy Code.

6.12.         Compromise of Controversies.

                  Pursuant to Bankruptcy Rule 9019, and in consideration for the classification, distribution and other benefits provided under the Plan, the provisions of this Plan shall constitute a good faith compromise and settlement of all Claims and controversies resolved pursuant to the Plan, including, without limitation, all Claims arising prior to the Commencement Date, whether known or unknown, foreseen or unforeseen, asserted or unasserted, arising out of, relating to or in connection with the business or affairs of or transactions with the Debtors. The entry of the Confirmation Order shall constitute the Bankruptcy Court's approval of each of the foregoing compromises or settlements, and all other compromises and settlements provided for in the Plan of Reorganization, and the Bankruptcy Court's findings shall constitute its determination that such compromises and settlements are in the best interests of the Debtors, the Estates, creditors and other parties in interest, and are fair, equitable and within the range of reasonableness.

SECTION 7.        PROCEDURES FOR DISPUTED CLAIMS

7.1.          Objections to Claims.

                  Other than with respect to Fee Claims and the Rare Medium Claim, only the Reorganized Debtors shall be entitled to object to Claims. Unless otherwise extended by the Court, any objections to such Claims shall be served and filed on or before the later of: (i) one hundred twenty (120) days after the Effective Date; (ii) thirty (30) days after a request for payment or proof of Claim is timely filed and properly served upon the Debtors; or (iii) such other date as may be fixed by the Bankruptcy Court, whether fixed before or after the date specified in clause (i), hereof. Notwithstanding any authority to the contrary, an objection to a Claim shall be deemed properly served on the claimant if the Debtors or the Reorganized Debtors effect service in any of the following manners: (a) in accordance with Federal Rule of Civil Procedure 4, as modified and made applicable by Bankruptcy Rule 7004; (b) to the extent counsel for a claimant is unknown, by first class mail, postage prepaid, on the signatory on the proof of claim or other representative identified in the proof of claim or any attachment thereto; or (c) by first class mail, postage prepaid, on any counsel that has appeared on the claimant's behalf in the Reorganization Cases.

7.2.          Payments and Distributions with Respect to Disputed Claims.

(a) General. Notwithstanding any other provision hereof, if any portion of a Claim (other than a Fee Claim) is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim.

(b) ADR Procedures. Any Claim as to which a proof of claim was timely filed in the Reorganization Cases shall be determined and liquidated in accordance with the ADR Procedures. Any Claim determined and liquidated pursuant to (i) the ADR Procedures, (ii) an Order of the Bankruptcy Court, or (iii) applicable nonbankruptcy law, which determination shall no longer be appealable or subject to review, shall be deemed, to the extent applicable and subject to any provision in the ADR Procedures to the contrary, an Allowed Claim in such liquidated amount and satisfied in accordance with the Plan (provided, that, to the extent a Claim is an Allowed Insured Claim, such Allowed Claim shall be paid from the insurance proceeds available to satisfy such liquidated amount). Nothing contained in this section 7.2 shall constitute or be deemed a waiver of any Claim, right, or cause of action that the Debtors may have against any person in connection with or arising out of any Claim, including, without limitation, any rights under section 157(b) of title 28 of the United States Code.

7.3.          Preservation of Insurance.

                  The discharge and release of the Debtors as provided in this Plan shall not diminish or impair the enforceability of any insurance policies that may cover Claims against any Debtor or other Person.

7.4.          Distributions After Allowance.

                  After such time as a Disputed Claim becomes, in whole or in part, an Allowed Claim, the Disbursing Agent shall distribute to the holder

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

thereof the distributions, if any, to which such holder is then entitled under the Plan in accordance with the provisions hereof.

7.5.          No Recourse.

                  Notwithstanding that the allowed amount of any particular Disputed Claim is reconsidered under the applicable provisions of the Bankruptcy Code and Bankruptcy Rules or is allowed in an amount for which after application of the payment priorities established by this Plan there is insufficient value to provide a recovery equal to that received by other holders of Allowed Claims in the respective Class, no Claim holder shall have recourse against the Disbursing Agent, the Debtors, the Creditors' Committee, the Reorganized Debtors, the Informal Committee or any of their respective professional consultants, attorneys, advisors, officers, directors or members or their successors or assigns, or any of their respective property. However, nothing in the Plan shall modify any right of a holder of a Claim under section 502(j) of the Bankruptcy Code.

SECTION 8.        EXECUTORY CONTRACTS AND UNEXPIRED LEASES

8.1.          General Treatment.

                  All executory contracts and unexpired leases to which any of the Debtors are a party are hereby assumed by the respective Debtors that are parties to such executory contracts and unexpired leases, except for any executory contracts or unexpired leases that (i) have been assumed or rejected pursuant to Final Order of the Bankruptcy Court, (ii) are designated, specifically or by category, as a contract or lease to be rejected on the Schedule of Rejected Contracts and Leases included in the Plan Supplement, as such Schedule of Rejected Contracts and Leases may be amended from time to time whether prior to or after the Effective Date to include additional contracts and agreements, or (iii) are the subject of a separate motion to assume or reject filed under section 365 of the Bankruptcy Code by the Debtors filed prior to the Effective Date. For purposes hereof, each executory contract and unexpired lease that relates to the use or occupancy of real property, whether (i) listed on the Schedule of Rejected Contracts and Leases, (ii) previously assumed or rejected pursuant to Final Order of the Bankruptcy Court, or (iii) assumed herein, shall include (a) modifications, amendments, supplements, restatements, or other agreements made directly or indirectly by any agreement, instrument, or other document that in any manner affects such executory contract or unexpired lease, and (b) executory contracts or unexpired leases appurtenant to the premises, excluding any non-competition and like agreements but including all easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, powers, uses, usufructs, reciprocal easement agreements, vault, tunnel or bridge agreements or franchises, and any other interests in real estate or rights in rem relating to such premises to the extent any of the foregoing are executory contracts or unexpired leases, unless any of the foregoing agreements are otherwise specifically assumed or rejected. The assumption of executory contracts and unexpired leases shall also include the affirmation of any guarantees or indemnification provided in regard to any such executory contract or unexpired lease by any other Debtor.

8.2.          Cure of Defaults.

                  Except to the extent that different treatment has been agreed to by the non-debtor party or parties to any executory contract or unexpired

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lease to be assumed, the amount necessary to cure each executory contract and unexpired lease to be assumed hereunder (pursuant to sections 1123(a)(5)(G) and 1123(b)(2) of the Bankruptcy Code and consistent with the requirements of section 365 of the Bankruptcy Code), shall each be deemed to be $0.00 unless the non-debtor party to any such executory contract or unexpired lease, within 30 days after the Effective Date, files a pleading with the Bankruptcy Court, and serves such pleading on the Reorganized Debtors, asserting a different cure amount on account of any such executory contract or unexpired lease to be assumed. The Reorganized Debtors will have 15 days from the date of service to object to the cure amount asserted by any such party. If an objection is filed with respect to an executory contract or unexpired lease, the Bankruptcy Court will hold a hearing to determine the amount of the disputed cure amount. Notwithstanding the foregoing, at all times through the date that is 5 Business Days after the Bankruptcy Court enters an order resolving and fixing the amount of a disputed cure amount, the Debtors will have the right to reject that executory contract or unexpired lease.

8.3.          Rejection Claims.

                  Except as otherwise ordered by the Bankruptcy Court, in the event that the rejection of an executory contract or unexpired lease by any of the Debtors pursuant to the Plan results in damages to the other party or parties to such contract or lease, a Claim for such damages shall be forever barred and shall not be enforceable against the Debtors, or their respective properties or interests in property as agents, successors, or assigns, unless a proof of claim has been filed with the Bankruptcy Court or its designee and served upon counsel for the Debtors on or before thirty (30) days after the Effective Date.

8.4.          Survival of the Debtors' Corporate Indemnities.

                  Any obligation of one or more of the Debtors, pursuant to their corporate charters and bylaws or agreements entered into any time prior to the Commencement Date, to indemnify a Representative with respect to all present and future actions, suits, and proceedings against a Debtor or a Representative, based upon any act or omission for or on behalf of a Debtor shall not be discharged or impaired by confirmation or consummation of the Plan. Such obligations shall be deemed and treated as executory contracts to be assumed by the respective Debtor pursuant to the Plan, and shall continue as obligations of the respective Reorganized Debtor.

SECTION 9.        CONDITIONS PRECEDENT TO THE EFFECTIVE DATE

9.1.          Conditions Precedent.

                  The occurrence of the Effective Date is subject to:

(a) the Confirmation Order becoming a Final Order;

(b) the Plan Documents to be entered into (rather than assumed) by the Reorganized Debtors being executed and delivered; and

(c) The Federal Communications Commission approving the change of control that will take place in the ownership of Motient upon the Effective Date.

9.2.          Waiver of Conditions Precedent.

(a) The Debtors shall have the right to waive the condition set forth in section 9.1(a) at any time without leave of or notice to the Bankruptcy Court and without any formal action other than proceeding with consummation of the Plan. Further, the stay of the Confirmation Order, pursuant to Bankruptcy Rule 3020(e) shall be deemed waived by entry of the Confirmation Order.

(b) If the Debtors perform such a waiver and consummation, the Debtors' waiver of this condition will benefit from the "mootness doctrine," and the act of consummation of the Plan will foreclose any ability to challenge the Plan in court. The failure to satisfy or waive a condition may be asserted by the Debtors regardless of the circumstances that give rise to the failure of the condition to be satisfied (including, without limitation, any act, action, failure to act, or inaction by the Debtors). The failure of the Debtors to assert the non-satisfaction of any conditions will not be deemed a waiver of any other rights under the Plan, and each such right will be deemed an ongoing right that may be asserted or waived at any time or from time to time.

SECTION 10.       EFFECT OF CONFIRMATION

10.1.         Vesting of Assets.

                  On the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, except for leases and executory contracts that have not yet been assumed or rejected (which leases and contracts shall be deemed vested when and if assumed), all property of the Estates shall vest in one or more of the Reorganized Debtors free and clear of all Claims, liens, encumbrances, charges, and other interests, except as provided herein. Except as may otherwise be ordered by the Bankruptcy Court, the Debtors shall have the right to cause any property of any Estate to vest in the Reorganized Debtor designated for such purpose by the Debtors. The Reorganized Debtors may operate their businesses and may use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as provided herein.

10.2.         Discharge of Claims and Termination of Equity Interests.

                  Except as otherwise provided herein or in the Confirmation Order, the rights afforded in the Plan and the payments and distributions to be made hereunder shall discharge all existing debts and Claims, and terminate all Equity Interests of any kind, nature, or description whatsoever against or in the Debtors or any of their assets or properties to the fullest extent permitted by section 1141 of the Bankruptcy Code. Except as otherwise provided herein or in the Confirmation Order, upon the Effective Date, all existing Claims against the Debtors and Equity Interests in the Debtors, shall be, and shall be deemed to be, discharged and terminated, and all holders of Claims and Equity Interests shall be precluded and enjoined from asserting against the Reorganized Debtors, or any of their assets or properties, any other or further Claim or Equity Interest based upon any act or omission, transaction, or other activity of any kind or nature that occurred prior to the Effective Date, whether or not such holder has filed a proof of claim or proof of equity interest.

10.3.         Discharge of Debtors.

                  Upon the Effective Date and in consideration of the distributions to be made hereunder, except as otherwise provided herein, each holder (as well as any trustees and agents on behalf of each holder) of a Claim or Equity Interest and any affiliate of such holder shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Equity Interests, rights, and liabilities that arose prior to the Effective Date. Upon the Effective Date, all such persons shall be forever precluded and enjoined, pursuant to sections 105, 524, 1141 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against or terminated Equity Interest in the Debtors or Reorganized Debtors.

10.4.         Term of Injunctions or Stays.

                  Unless otherwise provided herein or in the Plan Documents, all injunctions or stays arising prior to the Confirmation Date in accordance with section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

10.5.         Injunction Against Interference With Plan.

                  Upon the entry of the Confirmation Order, all holders of Claims and Equity Interests and other parties in interest, along with their respective present or former affiliates, employees, agents, officers, directors, or principals, shall be enjoined from taking any actions to interfere with the implementation or consummation of the Plan of Reorganization.

10.6.         Exculpation.

                  Except with respect to obligations under the Plan and/or the Plan Documents, neither the Debtors, the Disbursing Agent, the Indenture Trustee and its affiliates, the Creditors' Committee, the Informal Committee, nor any of their respective members, officers, directors, employees, agents, or professionals, solely in their capacity as such, shall have or incur any liability to any holder of any Claim or Equity Interest for any act or

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omission in connection with, or arising out of, the Reorganization Cases, the confirmation of the Plan of Reorganization, the consummation of the Plan of Reorganization, or the administration of the Plan of Reorganization or property to be distributed pursuant to the Plan of Reorganization, except for willful misconduct, recklessness or gross negligence.

10.7.         Release of Claims.

                  As of the Effective Date, each Debtor, Reorganized Debtor and Estate hereby waives, releases and discharges its Representatives and, effective as of the discharge of the Senior Note Indenture, the Indenture Trustee and its affiliates, from any Claim arising from the beginning of time through the Confirmation Date related to his or her acts or omissions to act (including, but not limited to, any Claims arising out of any alleged fiduciary or other duty). To the full extent permitted by applicable law, each holder of a Claim (whether or not Allowed) against or Equity Interest in a Debtor shall be enjoined from commencing or continuing any action, employment of process or act to collect, offset or recover and shall be deemed to release any Claim against a Representative and the Indenture Trustee and its affiliates arising from the beginning of time through the Confirmation Date related to such Representative's and such Indenture Trustee's and its affiliates' acts or omissions to act (including, but not limited to, any claims arising out of any alleged fiduciary or other duty).

10.8.         Injunction.

                  Except as otherwise provided in the Plan or the Confirmation Order, as of the Confirmation Date, but subject to the occurrence of the Effective Date, all Persons who have held, hold or may hold Claims against or Equity Interests in any of the Debtors or the Estates are, with respect to any such Claims or Interests, permanently enjoined from and after the Confirmation Date from: (i) commencing, conducting or continuing in any manner, directly or indirectly, any suit, action or other proceeding of any kind (including, without limitation, any proceeding in a judicial, arbitral, administrative or other forum) against or affecting the Debtors, the Estates or the Reorganized Debtors or any of their property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any of the foregoing Persons, or any property of any such transferee or successor; (ii) enforcing, levying, attaching (including, without limitation, any pre-judgment attachment), collecting or otherwise recovering by any manner or means, whether directly or indirectly, of any judgment, award, decree or order against the Debtors, the Estates or the Reorganized Debtors or any of their property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any of the foregoing Persons, or any property of any such transferee or successor; (iii) creating, perfecting or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind against the Debtors, the Estates or the Reorganized Debtors or any of their property, or any direct or indirect transferee of any property of, or successor in interest to, any of the foregoing Persons; (iv) asserting any right of setoff, subrogation, or recoupment of any kind, directly or indirectly, against any obligation due the Debtors, the Estates or the Reorganized Debtors, any of their property, or any direct or indirect transferee of any property of, or successor in interest to, any of the foregoing Persons; and (v) acting or proceeding in any manner, in

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any place whatsoever, that does not conform to or comply with the provisions of the Plan to the full extent permitted by applicable law. Nothing in this Plan should be construed to preclude the United States from pursuing any regulatory or police action against any Debtor, Reorganized Debtor, or any other party to the extent not prohibited by the automatic stay of section 362 of the Bankruptcy Code or discharged or enjoined pursuant to Sections 524 or 1141(d) of the Bankruptcy Code or other applicable law.

10.9.         Retention of Causes of Action/Reservation of Rights.

(a) Except as specifically provided herein, nothing contained in the Plan or the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights, Claims, or causes of action that the Debtors, the Estates or the Reorganized Debtors may have or which the Reorganized Debtors may choose to assert on behalf of the Estates in accordance with any provision of the Bankruptcy Code or any applicable nonbankruptcy law, including, without limitation, (i) any and all Claims against any person or entity, to the extent such person or entity asserts a crossclaim, counterclaim, and/or Claim for setoff which seeks affirmative relief against the Debtors, the Reorganized Debtors, their officers, directors, or representatives, (ii) the avoidance of any transfer by or obligation of the Estates or the Debtors or the recovery of the value of such transfer including without limitation any claims against Rare Medium, or (iii) the turnover of any property of the Estates. All such rights, Claims and causes of action are retained by the Debtors, their Estates and the Reorganized Debtors for enforcement.

(b) Nothing contained in the Plan or the Confirmation Order shall be deemed to

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be a waiver or relinquishment of any claim, cause of action, right of setoff, or other legal or equitable defense that the Debtors had immediately prior to the Commencement Date, against or with respect to any Claim left unimpaired by the Plan. The Reorganized Debtors shall have, retain, reserve, and be entitled to assert all such claims, causes of action, rights of setoff, or other legal or equitable defenses which they or any of them had immediately prior to the Commencement Date fully as if the Reorganization Cases had not been commenced, and all legal and/or equitable rights of any Reorganized Debtor respecting any Claim left unimpaired by the Plan of Reorganization may be asserted after the Confirmation Date to the same extent as if the Reorganization Cases had not been commenced.

SECTION 11.       RETENTION OF JURISDICTION

                  On and after the Effective Date, the Bankruptcy Court shall retain jurisdiction over all matters arising in, arising under, or related to the Reorganization Cases for, among other things, the following purposes:

(a) To hear and determine applications for the assumption or rejection of executory contracts or unexpired leases and the allowance of Claims resulting therefrom.

(b) To determine any motion, adversary proceeding, avoidance action, application, contested matter, and other litigated matter pending on or commenced after the Confirmation Date, including without limitation, any claim or cause of action asserted against Rare Medium.

(c) To ensure that distributions to holders of Allowed Claims are accomplished as provided herein.

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

(d) To consider Claims or the allowance, classification, priority, compromise, estimation, or payment of any Claim, Administrative Expense Claim, or Equity Interest.

(e) To enter, implement, or enforce such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked, modified, or vacated.

(f) To issue injunctions, enter and implement other orders, and take such other actions as may be necessary or appropriate to restrain interference by any person with the consummation, implementation, or enforcement of the Plan of Reorganization, the Confirmation Order, or any other order of the Bankruptcy Court.

(g) To hear and determine any application to modify the Plan in accordance with section 1127 of the Bankruptcy Code, to remedy any defect or omission or reconcile any inconsistency in the Plan, the Disclosure Statement, or any order of the Bankruptcy Court, including the Confirmation Order, in such a manner as may be necessary to carry out the purposes and effects thereof.

(h) To hear and determine all Fee Claims.

(i) To hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan, the Confirmation Order, any transactions or payments contemplated hereby, or any agreement, instrument, or other document governing or relating to any of the foregoing.

(j) To take any action and issue such orders as may be necessary to construe, enforce, implement, execute, and consummate the Plan, including any release or injunction provisions set forth herein, or to maintain the integrity of the Plan

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following consummation.

(k) To determine such other matters and for such other purposes as may be provided in the Confirmation Order.

(l) To hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code.

(m) To hear and determine any other matters related hereto and not inconsistent with the Bankruptcy Code and title 28 of the United States Code.

(n) To enter a final decree closing the Reorganization Cases.

(o) To recover all assets of the Debtors and property of the Estates, wherever located.

SECTION 12.       MISCELLANEOUS PROVISIONS

12.1.         Exemption from Certain Transfer Taxes.

                  To the fullest extent permitted by applicable law, any transfer or encumbrance of assets or any portion(s) of assets pursuant to, in furtherance of, or in connection with the Plan shall constitute a "transfer under a plan" within the purview of section 1146(c) of the Bankruptcy Code and shall not be subject to transfer, stamp or similar taxes.

12.2.         Essential Trade Creditor and Other Payments.

                  Notwithstanding the contents of the Schedules, Claims listed therein as undisputed, liquidated and not contingent shall be reduced by the amount, if any, that was paid by one or more of the Debtors pursuant to orders of the Bankruptcy Court, including, but not limited to, that certain Order Pursuant to Sections 363(b) and 105(a) of the Bankruptcy Code Authorizing Payment of Prepetition Trade Claims of Essential Trade Creditors and Granting

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Related Relief, dated January 11, 2002. To the extent such payments are not reflected in the Schedules, such Schedules are hereby amended and reduced to reflect that such payments were made. Nothing in this Plan shall preclude the Reorganized Debtors from paying Claims that the Debtors were authorized to pay pursuant to any Final Order entered by the Bankruptcy Court prior to the Confirmation Date.

12.3.         Dissolution of Creditors' Committee.

                  The Creditors' Committee shall dissolve on the later of (i) the Effective Date, or (ii) the conclusion of any litigation by or on behalf of the Estates (including, without limitation, claims objections or avoidance actions) against Rare Medium.

12.4.         Substantial Consummation.

                  On the Effective Date, the Plan shall be deemed to be substantially consummated pursuant to sections 1101 and 1127(b) of the Bankruptcy Code.

12.5.         Amendments.

(a) Plan of Reorganization Modifications. The Plan of Reorganization may be amended, modified, or supplemented by the Debtors or the Reorganized Debtors in the manner provided for by section 1127 of the Bankruptcy Code or as otherwise permitted by law without additional disclosure pursuant to section 1125 of the Bankruptcy Code, except as the Bankruptcy Court may otherwise direct. In addition, after the Confirmation Date, so long as such action does not materially and adversely affect the treatment of holders of Claims or Equity Interests pursuant to the Plan, the Debtors may institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan of Reorganization or the Confirmation Order,

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with respect to such matters as may be necessary to carry out the purposes and effects of the Plan.

(b) Other Amendments. Prior to the Effective Date, the Debtors may make appropriate technical adjustments and modifications to the Plan without further order or approval of the Bankruptcy Court, provided that such technical adjustments and modifications do not adversely affect in a material way the treatment of holders of Claims or Equity Interests.

12.6.         Revocation or Withdrawal of the Plan.

                  The Debtors reserve the right to revoke or withdraw the Plan prior to the Effective Date. If the Debtors take such action, the Plan of Reorganization shall be deemed null and void.

12.7.         Cramdown.

                  In the event a Class votes against the Plan, and the Plan is not withdrawn as provided above, the Debtors reserve the right to effect a "cram down" of the Plan pursuant to section 1129(b) of the Bankruptcy Code. To the extent any Class is deemed to reject the Plan by virtue of the treatment provided to such Class, the Plan shall be "crammed down" on the claimants within such Class pursuant to section 1129(b) of the Bankruptcy Code.

12.8.         Confirmation Order.

                  The Confirmation Order shall, and is hereby deemed to, ratify all transactions effected by the Debtors during the period commencing on the Commencement Date and ending on the Confirmation Date except for any acts constituting willful misconduct, gross negligence, recklessness or fraud.

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12.9.         Severability.

                  If, prior to the entry of the Confirmation Order, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court, at the request of the Debtors, shall have the power to alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of the Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and shall provide that each term and provision of the Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

12.10.        Governing Law.

                  Except to the extent that the Bankruptcy Code or other federal law is applicable, or to the extent an Exhibit hereto or a Plan Document provides otherwise, the rights, duties, and obligations arising under the Plan and the Plan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

12.11.        Time.

                  In computing any period of time prescribed or allowed by the Plan, unless otherwise set forth herein or determined by the Bankruptcy

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Court, the provisions of Bankruptcy Rule 9006 shall apply.

12.12.        Notices.

                  All notices, requests, and demands to or upon the Debtors or the Reorganized Debtors to be effective shall be in writing (including by facsimile transmission) and, unless otherwise provided herein, shall be deemed to have been duly given or made when only actually delivered or, in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

                           Motient Corporation
                           10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                           Attn:  David H. Engvall
                           Vice President, General Counsel
                           And Secretary
                           Telephone:  (703) 758-6245
                           Telecopier:  (703) 758-6134

                                    - and -

                           McGuireWoods LLP
                           One James Center
                           901 East Cary Street
                           Richmond, Virginia 23219
                           Attn:  H. Slayton Dabney, Jr., Esq.
                           Telephone:  (804) 775-1000
                           Telecopier:  (804) 775-1061

                                    -and-

                           Milbank, Tweed, Hadley & McCloy LLP
                           1 Chase Manhattan Plaza
                           New York, New York  10005
                           Attn:  Allan S. Brilliant, Esq.
                           Telephone:  (212) 530-5283
                           Telecopier: (212) 822-5568

Dated:   Reston, Virginia
         February 27, 2002

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

                                                  Respectfully submitted,

                                                  MOTIENT CORPORATION

                                                  By: /s/ W. Bartlett Snell
                                                      ---------------------
                                                      W. Bartlett Snell,
                                                      Senior Vice President and
                                                        Chief Financial Officer

                                                  MOTIENT HOLDINGS INC.

                                                  By: /s/ W. Bartlett Snell
                                                      ---------------------
                                                      W. Bartlett Snell,
                                                      Senior Vice President and
                                                        Chief Financial Officer

                                                  MOTIENT SERVICES INC.

                                                  By: /s/ W. Bartlett Snell
                                                      ---------------------
                                                      W. Bartlett Snell,
                                                      Senior Vice President and
                                                        Chief Financial Officer

                                                  MOTIENT COMMUNICATIONS INC.

                                                  By: /s/ W. Bartlett Snell
                                                      ---------------------
                                                      W. Bartlett Snell,
                                                      Senior Vice President and
                                                        Chief Financial Officer

McGUIREWOODS LLP
Counsel for Debtors and
 Debtors in Possession
One James Center
901 East Cary Street
Richmond, Virginia 23219
(804) 775-1000

By: /s/ H. Slayton Dabney, Jr.
    ----------------------------------------
     H. Slayton Dabney, Jr. (VSB# 14145)
     A Member of the Firm

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